Exhibit 12.1

CERTIFICATIONS

I, Peter Yngwe, certify that:

1.                           I have reviewed this annual report on Form 20-F/A of Swedish Export Credit Corporation;

2.                           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.                           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this report.

Date: December 12, 2008

/s/Peter Yngwe
Peter Yngwe
President

I, Per Åkerlind, certify that:

1.                           I have reviewed this annual report on Form 20-F/A of Swedish Export Credit Corporation;

2.                           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.                           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this report.

Date: December 12, 2008

/s/Per Åkerlind
Per Åkerlind
Executive Director, Chief Financial Officer

I, Anna-Lena Söderlund, certify that:

1.                           I have reviewed this annual report on Form 20-F/A of Swedish Export Credit Corporation;

2.                           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.                           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this report.

Date: December 12, 2008

/s/Anna-Lena Söderlund
Anna-Lena Söderlund
Chief Accounting Officer